Exhibit 99.4

FOR IMMEDIATE RELEASE

THE WALT DISNEY COMPANY ANNOUNCES COMMENCEMENT OF EXCHANGE OFFERS AND CONSENT SOLICITATIONS FOR 21ST CENTURY FOX AMERICA, INC. NOTES

BURBANK, Calif., October 5, 2018 – The Walt Disney Company (“TWDC”) (NYSE: DIS) announced today the commencement, in connection with TWDC’s previously announced acquisition of Twenty-First Century Fox, Inc. (“21CF”), of an exchange offer for any and all outstanding notes issued by 21st Century Fox America, Inc. (“21CFA”), for up to $18,128,740,000 aggregate principal amount of new notes (the “New Disney Notes”) and cash.

The New Disney Notes will be issued by TWDC Holdco 613 Corp. (“New Disney”), a direct, wholly owned subsidiary of TWDC formed for the purpose of the acquisition. TWDC, New Disney and 21CF entered into an Amended and Restated Agreement and Plan of Merger, dated as of June 20, 2018 (the “Acquisition Agreement”), for the acquisition of 21CF (the “Acquisition”). Subject to the terms and conditions of the Acquisition Agreement, TWDC and 21CF will become direct wholly owned subsidiaries of New Disney, which will be renamed “The Walt Disney Company.”

The following table sets forth the Exchange Consideration, Early Tender Premium and Total Exchange Consideration for each series of notes issued by 21CFA as set forth in the table below (the “21CFA Notes”):

Title of Series/CUSIP Number of 21st Century Fox America, Inc. Notes	Maturity Date	Aggregate Principal Amount Outstanding	Exchange Consideration(1)	Early Tender Premium(1)	Total Exchange Consideration(1)(2)
6.900% Senior Notes due 2019 / 90131HAN5	3/1/2019	$700,000,000	$970 principal amount of New Disney 6.900% Notes due 2019	$30 principal amount of New Disney 6.900% Notes due 2019 and $1.00 in cash	$1,000 principal amount of New Disney 6.900% Notes due 2019 and $1.00 in cash
5.650% Senior Notes due 2020 / 90131HAP0 / 652482BV1 / U65249AS0 / U88803AC2	8/15/2020	$400,000,000	$970 principal amount of New Disney 5.650% Notes due 2020	$30 principal amount of New Disney 5.650% Notes due 2020 and $1.00 in cash	$1,000 principal amount of New Disney 5.650% Notes due 2020 and $1.00 in cash
4.500% Senior Notes due 2021 / 90131HAQ8	2/15/2021	$1,000,000,000	$970 principal amount of New Disney 4.500% Notes due 2021	$30 principal amount of New Disney 4.500% Notes due 2021 and $1.00 in cash	$1,000 principal amount of New Disney 4.500% Notes due 2021 and $1.00 in cash
3.000% Senior Notes due 2022 / 90131HAR6	9/15/2022	$1,000,000,000	$970 principal amount of New Disney 3.000% Notes due 2022	$30 principal amount of New Disney 3.000% Notes due 2022 and $1.00 in cash	$1,000 principal amount of New Disney 3.000% Notes due 2022 and $1.00 in cash
8.875% Senior Debentures due 2023 / 90131HAS4	4/26/2023	$250,000,000	$970 principal amount of New Disney 8.875% Notes due 2023	$30 principal amount of New Disney 8.875% Notes due 2023 and $1.00 in cash	$1,000 principal amount of New Disney 8.875% Notes due 2023 and $1.00 in cash
4.000% Senior Notes due 2023 / 90131HAA3	10/1/2023	$300,000,000	$970 principal amount of New Disney 4.000% Notes due 2023	$30 principal amount of New Disney 4.000% Notes due 2023 and $1.00 in cash	$1,000 principal amount of New Disney 4.000% Notes due 2023 and $1.00 in cash

Title of Series/CUSIP Number of 21st Century Fox America, Inc. Notes	Maturity Date	Aggregate Principal Amount Outstanding	Exchange Consideration(1)	Early Tender Premium(1)	Total Exchange Consideration(1)(2)
7.750% Senior Debentures due 2024 / 90131HAT2 / 652478AR9	1/20/2024	$200,000,000	$970 principal amount of New Disney 7.750% Notes due 2024	$30 principal amount of New Disney 7.750% Notes due 2024 and $1.00 in cash	$1,000 principal amount of New Disney 7.750% Notes due 2024 and $1.00 in cash
7.750% Senior Debentures due 2024 / 90131HAU9 / 652478AU2	2/1/2024	$90,000,000	$970 principal amount of New Disney 7.750% Notes due 2024	$30 principal amount of New Disney 7.750% Notes due 2024 and $1.00 in cash	$1,000 principal amount of New Disney 7.750% Notes due 2024 and $1.00 in cash
9.500% Senior Debentures due 2024 / 90131HAV7	7/15/2024	$200,000,000	$970 principal amount of New Disney 9.500% Notes due 2024	$30 principal amount of New Disney 9.500% Notes due 2024 and $1.00 in cash	$1,000 principal amount of New Disney 9.500% Notes due 2024 and $1.00 in cash
3.700% Senior Notes due 2024 / 90131HAE5 / 90131HAC9 / U88803AA6	9/15/2024	$600,000,000	$970 principal amount of New Disney 3.700% Notes due 2024	$30 principal amount of New Disney 3.700% Notes due 2024 and $1.00 in cash	$1,000 principal amount of New Disney 3.700% Notes due 2024 and $1.00 in cash
8.500% Senior Debentures due 2025 / 90131HAW5	2/23/2025	$200,000,000	$970 principal amount of New Disney 8.500% Notes due 2025	$30 principal amount of New Disney 8.500% Notes due 2025 and $1.00 in cash	$1,000 principal amount of New Disney 8.500% Notes due 2025 and $1.00 in cash
3.700% Senior Notes due 2025 / 90131HBW4	10/15/2025	$600,000,000	$970 principal amount of New Disney 3.700% Notes due 2025	$30 principal amount of New Disney 3.700% Notes due 2025 and $1.00 in cash	$1,000 principal amount of New Disney 3.700% Notes due 2025 and $1.00 in cash
7.700% Senior Debentures due 2025 / 90131HAX3	10/30/2025	$250,000,000	$970 principal amount of New Disney 7.700% Notes due 2025	$30 principal amount of New Disney 7.700% Notes due 2025 and $1.00 in cash	$1,000 principal amount of New Disney 7.700% Notes due 2025 and $1.00 in cash
7.430% Senior Debentures due 2026 / 90131HAY1	10/1/2026	$240,000,000	$970 principal amount of New Disney 7.430% Notes due 2026	$30 principal amount of New Disney 7.430% Notes due 2026 and $1.00 in cash	$1,000 principal amount of New Disney 7.430% Notes due 2026 and $1.00 in cash
3.375% Senior Notes due 2026 / 90131HCB9 / 90131HCA1 / U88803AF5	11/15/2026	$450,000,000	$970 principal amount of New Disney 3.375% Notes due 2026	$30 principal amount of New Disney 3.375% Notes due 2026 and $1.00 in cash	$1,000 principal amount of New Disney 3.375% Notes due 2026 and $1.00 in cash
7.125% Senior Debentures due 2028 / 90131HAZ8	4/8/2028	$200,000,000	$970 principal amount of New Disney 7.125% Notes due 2028	$30 principal amount of New Disney 7.125% Notes due 2028 and $1.00 in cash	$1,000 principal amount of New Disney 7.125% Notes due 2028 and $1.00 in cash
7.300% Senior Debentures due 2028 / 90131HBA2	4/30/2028	$200,000,000	$970 principal amount of New Disney 7.300% Notes due 2028	$30 principal amount of New Disney 7.300% Notes due 2028 and $1.00 in cash	$1,000 principal amount of New Disney 7.300% Notes due 2028 and $1.00 in cash
7.280% Senior Debentures due 2028 / 90131HBB0	6/30/2028	$200,000,000	$970 principal amount of New Disney 7.280% Notes due 2028	$30 principal amount of New Disney 7.280% Notes due 2028 and $1.00 in cash	$1,000 principal amount of New Disney 7.280% Notes due 2028 and $1.00 in cash
7.625% Senior Debentures due 2028 / 90131HBC8	11/30/2028	$200,000,000	$970 principal amount of New Disney 7.625% Notes due 2028	$30 principal amount of New Disney 7.625% Notes due 2028 and $1.00 in cash	$1,000 principal amount of New Disney 7.625% Notes due 2028 and $1.00 in cash
6.550% Senior Notes due 2033 / 90131HBD6	3/15/2033	$350,000,000	$970 principal amount of New Disney 6.550% Notes due 2033	$30 principal amount of New Disney 6.550% Notes due 2033 and $1.00 in cash	$1,000 principal amount of New Disney 6.550% Notes due 2033 and $1.00 in cash
8.450% Senior Debentures due 2034 / 90131HBE4	8/1/2034	$200,000,000	$970 principal amount of New Disney 8.450% Notes due 2034	$30 principal amount of New Disney 8.450% Notes due 2034 and $1.00 in cash	$1,000 principal amount of New Disney 8.450% Notes due 2034 and $1.00 in cash
6.200% Senior Notes due 2034 / 90131HBF1 / 652482BH2	12/15/2034	$1,000,000,000	$970 principal amount of New Disney 6.200% Notes due 2034	$30 principal amount of New Disney 6.200% Notes due 2034 and $1.00 in cash	$1,000 principal amount of New Disney 6.200% Notes due 2034 and $1.00 in cash

Title of Series/CUSIP Number of 21st Century Fox America, Inc. Notes	Maturity Date	Aggregate Principal Amount Outstanding	Exchange Consideration(1)	Early Tender Premium(1)	Total Exchange Consideration(1)(2)
6.400% Senior Notes due 2035 / 90131HBG9 / 90131HBH7 / U65249AM3	12/15/2035	$1,150,000,000	$970 principal amount of New Disney 6.400% Notes due 2035	$30 principal amount of New Disney 6.400% Notes due 2035 and $1.00 in cash	$1,000 principal amount of New Disney 6.400% Notes due 2035 and $1.00 in cash
8.150% Senior Debentures due 2036 / 90131HBJ3	10/17/2036	$300,000,000	$970 principal amount of New Disney 8.150% Notes due 2036	$30 principal amount of New Disney 8.150% Notes due 2036 and $1.00 in cash	$1,000 principal amount of New Disney 8.150% Notes due 2036 and $1.00 in cash
6.150% Senior Notes due 2037 / 90131HBK0	3/1/2037	$1,000,000,000	$970 principal amount of New Disney 6.150% Notes due 2037	$30 principal amount of New Disney 6.150% Notes due 2037 and $1.00 in cash	$1,000 principal amount of New Disney 6.150% Notes due 2037 and $1.00 in cash
6.650% Senior Notes due 2037 / 90131HBL8	11/15/2037	$1,250,000,000	$970 principal amount of New Disney 6.650% Notes due 2037	$30 principal amount of New Disney 6.650% Notes due 2037 and $1.00 in cash	$1,000 principal amount of New Disney 6.650% Notes due 2037 and $1.00 in cash
6.750% Senior Debentures due 2038 / 90131HBM6	1/9/2038	$248,740,000	$970 principal amount of New Disney 6.750% Notes due 2038	$30 principal amount of New Disney 6.750% Notes due 2038 and $1.00 in cash	$1,000 principal amount of New Disney 6.750% Notes due 2038 and $1.00 in cash
7.850% Senior Notes due 2039 / 90131HBN4	3/1/2039	$300,000,000	$970 principal amount of New Disney 7.850% Notes due 2039	$30 principal amount of New Disney 7.850% Notes due 2039 and $1.00 in cash	$1,000 principal amount of New Disney 7.850% Notes due 2039 and $1.00 in cash
6.900% Senior Notes due 2039 / 90131HBP9	8/15/2039	$600,000,000	$970 principal amount of New Disney 6.900% Notes due 2039	$30 principal amount of New Disney 6.900% Notes due 2039 and $1.00 in cash	$1,000 principal amount of New Disney 6.900% Notes due 2039 and $1.00 in cash
6.150% Senior Notes due 2041 / 90131HBQ7	2/15/2041	$1,500,000,000	$970 principal amount of New Disney 6.150% Notes due 2041	$30 principal amount of New Disney 6.150% Notes due 2041 and $1.00 in cash	$1,000 principal amount of New Disney 6.150% Notes due 2041 and $1.00 in cash
5.400% Senior Notes due 2043 / 90131HAB1	10/1/2043	$700,000,000	$970 principal amount of New Disney 5.400% Notes due 2043	$30 principal amount of New Disney 5.400% Notes due 2043 and $1.00 in cash	$1,000 principal amount of New Disney 5.400% Notes due 2043 and $1.00 in cash
4.750% Senior Notes due 2044 / 90131HAH8 / 90131HAF2 / U88803AB4	9/15/2044	$600,000,000	$970 principal amount of New Disney 4.750% Notes due 2044	$30 principal amount of New Disney 4.750% Notes due 2044 and $1.00 in cash	$1,000 principal amount of New Disney 4.750% Notes due 2044 and $1.00 in cash
4.950% Senior Notes due 2045 / 90131HBZ7	10/15/2045	$400,000,000	$970 principal amount of New Disney 4.950% Notes due 2045	$30 principal amount of New Disney 4.950% Notes due 2045 and $1.00 in cash	$1,000 principal amount of New Disney 4.950% Notes due 2045 and $1.00 in cash
7.750% Senior Debentures due 2045 / 90131HBR5	12/1/2045	$600,000,000	$970 principal amount of New Disney 7.750% Notes due 2045	$30 principal amount of New Disney 7.750% Notes due 2045 and $1.00 in cash	$1,000 principal amount of New Disney 7.750% Notes due 2045 and $1.00 in cash
4.750% Senior Notes due 2046 / 90131HCD5	11/15/2046	$400,000,000	$970 principal amount of New Disney 4.750% Notes due 2046	$30 principal amount of New Disney 4.750% Notes due 2046 and $1.00 in cash	$1,000 principal amount of New Disney 4.750% Notes due 2046 and $1.00 in cash
7.900% Senior Debentures due 2095 / 90131HBS3	12/1/2095	$150,000,000	$970 principal amount of New Disney 7.900% Notes due 2095	$30 principal amount of New Disney 7.900% Notes due 2095 and $1.00 in cash	$1,000 principal amount of New Disney 7.900% Notes due 2095 and $1.00 in cash
8.250% Senior Debentures due 2096 / 90131HBT1	10/17/2096	$100,000,000	$970 principal amount of New Disney 8.250% Notes due 2096	$30 principal amount of New Disney 8.250% Notes due 2096 and $1.00 in cash	$1,000 principal amount of New Disney 8.250% Notes due 2096 and $1.00 in cash

(1)	For each $1,000 principal amount of 21CFA Notes accepted for exchange.
(2)	Includes Early Tender Premium.

In conjunction with the offers to exchange (each an “Exchange Offer” and collectively, the “Exchange Offers”) the 21CFA Notes, New Disney, on behalf of 21CFA, is concurrently soliciting consents (each, a “Consent Solicitation” and, collectively, the “Consent Solicitations”) to adopt certain proposed amendments to each of the indentures governing the 21CFA Notes to eliminate substantially all of the restrictive covenants in such indentures, release the guarantee provided by 21CF pursuant to such indentures and limit the reporting covenants under such indentures so that 21CFA is only required to comply with the reporting requirements under the Trust Indenture Act of 1939. Each Exchange Offer and Consent Solicitation is conditioned upon the completion of the other Exchange Offers and Consent Solicitations, although New Disney may waive such condition at any time with respect to an Exchange Offer. Any waiver of a condition by New Disney with respect to an Exchange Offer will automatically waive such condition with respect to the corresponding Consent Solicitation, as applicable.

The Exchange Offers and Consent Solicitations are being made pursuant to the terms and subject to the conditions set forth in the offering memorandum and consent solicitation statement dated October 5, 2018, and are conditioned upon the closing of the Acquisition, which condition may not be waived by New Disney. The settlement date for the Exchange Offers is expected to occur promptly after the Expiration Date and is expected to occur on or about the closing date of the Acquisition. The closing of the Acquisition is expected to occur in the first half of calendar year 2019.

Holders who validly tender their 21CFA Notes at or prior to 5:00 p.m., New York City time, on October 19, 2018, unless extended (the “Early Tender Date”), will be eligible to receive the applicable Total Exchange Consideration as set forth in the table above, which includes the applicable Early Tender Premium as set forth in the table. For each $1,000 principal amount of 21CFA Notes validly tendered after the Early Tender Date but prior to 12:01 a.m., New York City time, on November 5, 2018, unless extended (the “Expiration Date”), holders of 21CFA Notes will not be eligible to receive the applicable Early Tender Premium and, accordingly, will only be eligible to receive the applicable Exchange Consideration as set forth in the table above. In addition, all holders whose 21CFA Notes are accepted in the Exchange Offers will receive in cash accrued and unpaid interest on their 21CFA Notes up to but not including the settlement date for the Exchange Offers.

Documents relating to the Exchange Offers and Consent Solicitations will only be distributed to eligible holders of 21CFA Notes who complete and return an eligibility form confirming that they are either a “qualified institutional buyer” under Rule 144A or not a “U.S. person” and outside the United States under Regulation S for purposes of applicable securities laws. The complete terms and conditions of the Exchange Offers and Consent Solicitations are described in the offering memorandum and consent solicitation statement and related letter of transmittal and consent, copies of which may be obtained by contacting Global Bondholder Services Corporation, the exchange agent and information agent in connection with the Exchange Offers and Consent Solicitations, at (866) 470-3900 (U.S. toll-free) or (212) 430-3774 (banks and brokers). The eligibility form is available electronically at: http://gbsc-usa.com/eligibility/disney.

This press release does not constitute an offer to sell or purchase, or a solicitation of an offer to sell or purchase, or the solicitation of tenders or consents with respect to, any security. No offer, solicitation, purchase or sale will be made in any jurisdiction in which such an offer, solicitation or sale would be unlawful. The Exchange Offers and Consent Solicitations are being made solely pursuant to the offering memorandum and consent solicitation statement and letter of transmittal and consent and only to such persons and in such jurisdictions as are permitted under applicable law.

The notes offered in the exchange offer have not been registered under the Securities Act of 1933, as amended, or any state securities laws. Therefore, the notes may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws.

Cautionary Notes on Forward Looking Statements

This communication contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. In this context, forward-looking statements often address expected future business and financial performance and financial condition, and often contain words such as “expect”, “anticipate”, “intend”, “plan”, “believe”, “seek”, “see”, “will”, “would”, “target”, similar expressions, and variations or negatives of these words. Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements about the consummation of the Acquisition and the anticipated benefits thereof, expected timing of completion of the Exchange Offers and receipt of requisite consents in the Consent Solicitations. These and other forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements, including the failure to consummate the Acquisition or to make any filing or take other action required to consummate such transaction in a timely matter or at all. Important risk factors that may cause such a difference include, but are not limited to the risk: (i) that the completion of the Acquisition may not occur on the anticipated terms and timing or at all, (ii) that the regulatory approvals required for completion of the Acquisition are not obtained, or that in order to obtain such regulatory approvals, conditions are imposed that adversely affect the anticipated benefits from the Acquisition or cause the parties to abandon the Acquisition, (iii) that a condition to closing of the Acquisition may not be satisfied (including, but not limited to, the receipt of legal opinions with respect to the treatment of certain aspects of the Acquisition under U.S. and Australian tax laws), (iv) that the anticipated tax treatment of the Acquisition is not obtained, (v) that potential litigation relating to the Acquisition is instituted against 21CF, TWDC, New Disney or their respective directors, (vi) of unforeseen liabilities, future capital expenditures, revenues, expenses, earnings, synergies, economic performance, indebtedness, financial condition and losses on the future prospects, business and management strategies for the management, expansion and growth of New Disney’s operations after the consummation of the

Acquisition and on the other conditions to the completion of the Acquisition, and (vii) of adverse legal and regulatory developments or determinations or adverse changes in, or interpretations of, U.S., Australian or other foreign laws, rules or regulations, including tax laws, rules and regulations, that could delay or prevent completion of the Acquisition or cause the terms of the Acquisition to be modified, as well as management’s response to any of the aforementioned factors.

Additional factors are set forth in TWDC’s Annual Report on Form 10-K for the year ended September 30, 2017 under Item 1A, “Risk Factors”, in TWDC’s Report on Form 10-Q for the quarter ended December 30, 2017 under Item 1A, “Risk Factors”, in TWDC’s Report on Form 10-Q for the quarter ended June 30, 2018 under Item 1A, “Risk Factors”, and in subsequent reports.

Media Contacts:

Zenia Mucha

zenia.mucha@disney.com

818-560-5300

David Jefferson

david.j.jefferson@disney.com

818-560-4832

Investor Contact:

Lowell Singer

lowell.singer@disney.com

818-560-6601